Investor Presentation August 2024 1

Disclaimer This document and any related oral presentation do not constitute an offer or invitation to subscribe for, purchase or otherwise acquire any equity or debt securities or other instruments of Vector Group Ltd. (“Vector,” “Vector Group” or the “Company”) or its subsidiaries and nothing contained herein or its presentation shall form the basis of any contract or commitment whatsoever. The distribution of this document and any related oral presentation in certain jurisdictions may be restricted by law and persons into whose possession this document or any related oral presentation comes should inform themselves about, and observe, any such restriction. Any failure to comply with these restrictions may constitute a violation of the laws of any such other jurisdiction. The information contained herein does not constitute investment, legal, accounting, regulatory, taxation or other advice and the information does not take into account your investment objectives or legal, accounting, regulatory, taxation or financial situation or particular needs. You are solely responsible for forming your own opinions and conclusions on such matters and the market and for making your own independent assessment of the information. The following presentation may contain "forward-looking statements,” including any statements that may be contained in the presentation that reflect Vector’s expectations or beliefs with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of the Company, including the risk that changes in Vector’s capital expenditures impact its expected free cash flow and the other risk factors described in Vector’s annual report on Form 10-K for the year ended December 31, 2023, as filed with the SEC, and Vector’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2024. Please also refer to Vector's Current Reports on Form 8-K, filed on October 2, 2015, November 15, 2016, June 14, 2018, May 3, 2019, March 1, 2022, February 14, 2024, and May 2, 2024 (Commission File Number 1-5759) as filed with the SEC for information, including cautionary and explanatory language, relating to Non-GAAP Financial Measures in this presentation labeled "Adjusted". Results actually achieved may differ materially from expected results included in these forward-looking statements as a result of these or other factors. Due to such uncertainties and risks, potential investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date on which such statements are made. The Company disclaims any obligation to, and does not undertake to, update or revise and forward-looking statements in this presentation, except as required by applicable law. 2

Investment Highlights & Portfolio 1) Vector’s net income was $183.5 million for the year ended December 31, 2023. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Table 2 of Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed August 1, 2024, for a reconciliation of net income to Adjusted EBITDA. Please also refer to the table on Page 23 for a reconciliation of net income to Adjusted EBITDA. 2) Vector's operating income from the tobacco segment was $346.7 million for the year ended December 31, 2023. Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in the Company’s Current Report on Form 8-K, filed August 1, 2024. Please also refer to the table on Page 23 for a reconciliation of net income to Adjusted EBITDA. 3 Holding company with two primary businesses GAAP financial results History of strong earnings $377.0M Adjusted EBITDA for the twelve months ended June 30, 2024(1) $384.7M Tobacco Adjusted EBITDA for the twelve months ended June 30, 2024(2) Reported GAAP net income of $183.5 million for the year ended December 31, 2023 and $199.7 million for the twelve months ended June 30, 2024 Reported operating income of $328.0 million for the year ended December 31, 2023 and $357.7 million for the twelve months ended June 30, 2024 Tobacco Offers the best value propositions in the U.S. cigarette industry Real Estate Diversified portfolio of real estate ventures On December 29, 2021, Vector completed the distribution to its stockholders of Douglas Elliman Inc. as a standalone publicly traded company

Investment Highlights & Portfolio (cont.) 1) Cost advantage only applies to cigarettes sold below applicable market share exemption (approximately 1.93% of total cigarettes sold in the United States). 4 Maintains substantial liquidity Seasoned management team MSA cost advantage 30 years average tenure of CEO, COO, CFO and General Counsel with Vector as of June 30, 2024 7% of Vector’s equity is beneficially owned by management team and directors Perpetual cost advantage over the largest U.S. tobacco companies $429M of cash, marketable securities and long-term investments at holding company as of June 30, 2024 $159M-$170M annual cost advantage range from 2013 to 2023(1) $150M of cash at Liggett as of June 30, 2024, which will be primarily used to pay Liggett's current MSA liability ($131 million at June 30, 2024) + = of consolidated cash, marketable securities and long-term investments as of June 30, 2024 $579M

Tobacco Operations 5

Consistent and strong cash flow Overview 6 4th largest U.S. cigarette manufacturer; founded in 1873 Core Discount Brands Montego, Eagle 20’s, Pyramid, Grand Prix, Liggett Select and Eve Average Retail Prices Below Leading Premium Brand 30% 10%50% Discount Category  Momentum and growth for brands priced in the deep discount segment  Approximately 35% of current volumes exempt from payment due to perpetual MSA grandfathered market share Partner Brands  USA, Bronson and Tourney $384.7M Tobacco Adjusted EBITDA for the twelve months June 30, 2024 (1) $6.0M capital expenditures related to tobacco operations for the twelve months ended June 30, 2024, including factory modernization described below $13.4M current capital expenditure commitments, of which $9.7 million has been funded, associated with factory modernization in 2024. $0.95 (2) 2024 cost advantage per pack on first 1.93% of cigarettes sold in the United States compared to the largest U.S. tobacco companies Pursuant to the MSA  Liggett has no payment obligations unless its market share exceeds an exemption of approximately 1.65% of total cigarettes sold in the United States,  Vector Tobacco has no payment obligations unless its market share exceeds an exemption of approximately 0.28% of total cigarettes sold in the United States 1) Vector's operating income from the tobacco segment was $346.7 million for the year ended December 31, 2023 and $378.9 million for the twelve months ended June 30, 2024, respectively. Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in the Company’s Current Report on Form 8-K, filed May 2, 2024. Please also refer to the Disclaimer to this document on Page 2. 2) Cost advantage only applies to cigarettes sold below applicable market share exemption (approximately 1.93% of total cigarettes sold in the United States). $159M-$170M (2) MSA exemption annual cost advantage range for Liggett and Vector Tobacco from 2013 to 2023

History Source: MSA CRA wholesale shipment database. Note: The Liggett and Vector Tobacco businesses have been combined into a single segment for all periods since 2007. 1) Vector’s operating income from the tobacco segment was $319.5, $360.3, $347.0 and $346.7 for the years ended December 31, 2020, 2021, 2022 and 2023, respectively, and $378.90 for the twelve months ended June 30, 2024 . Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Table 2 and Table 5 of Exhibit 99.1 to the Company’s Current Reports on Form 8-K, filed on March 1, 2022 and August 1, 2024. Please also refer to Table 2 of Exhibit 99.2 to the Company’s Current Reports on Form 8-K, filed October 2, 2015, November 15, 2016, and Table 5 of Exhibit 99.1 to the Company's Current Report on Form 8-K, filed February 28, 2020. 7 T o b ac co A d ju st e d EB IT D A (1) ($ M ill io n s) D o m e stic M arke t S h are MSA, which was signed in November 1998, became effective and Liggett, as a Subsequent Participating Manufacturer, established perpetual cost advantage over three largest U.S. tobacco companies. Liggett also introduced deep discount brand Liggett Select taking advantage of the Company’s cost advantage resulting from the MSA 1999 Relaunched deep discount brand Grand Prix 2005 Repositioned Pyramid as a deep-discount brand in response to a large Federal Excise Tax increase 2009 Repositioned Eagle 20’s as a national deep discount brand 2013 Expansion of Deep Discount brand Montego to all markets 2020-2021 Montego becomes the largest U.S. discount brand 2023 $ 79 $ 77 $ 12 1 $ 11 1 $ 12 7 $ 13 0 $ 14 4 $ 14 6 $ 15 8 $ 17 0 $ 16 5 $ 15 8 $ 17 4 $ 18 6 $ 19 8 $ 20 9 $ 24 3 $ 26 8 $ 25 3 $ 24 9 $ 27 0 $ 32 8 $ 36 4 $ 35 1 $ 37 1 $ 38 5 1.2% 1.5% 2.2% 2.4% 2.5% 2.3% 2.2% 2.4% 2.5% 2.5% 2.7% 3.5% 3.8% 3.5% 3.3% 3.4% 3.3% 3.3% 3.7% 4.0%4.0% 4.1% 4.1% 5.4% 5.5% 5.6% -1% 0% 1% 2% 3% 4% 5% 6%

Adjusted U.S. Tobacco Industry Market Share(1), (2) Source: The Maxwell Report’s sales estimates for the cigarette Industry for the years ended 2003 (February 2004), 2006 (February 2007) and 2014 (March 2015) and internal estimates for 2023. 1) Actual Market Share in 2003, 2006 and 2014 reported in the Maxwell Report for Reynolds American was 29.6%, 27.6% and 23.1%, respectively, and, for ITG Brands, was 2.9%, 3.7%. and 2.7%, respectively. Adjusted market share has been computed by Vector Group Ltd. by applying historical market share of each brand to the present owner of such brand. Thus, the graph assumes each company owned its current brands on January 1, 2003. The legacy brands market share of Reynolds American in 2003 includes the market share of Brown & Williamson, which was acquired by Reynolds American in 2004. In 2015, Reynolds American acquired Lorillard Tobacco Company, which manufactured the Prominent Premium brand, and sold a portfolio of brands. 2) Does not include smaller manufacturers, whose cumulative market shares were 9.8%, 7.9%, 8.9% and 12.5% in 2003, 2006, 2014 and LTM 6/30/2024, respectively. 8 46.7% 48.8% 47.4% 42.9% 20.9% 19.2% 18.4% 14.0% 2.9% 3.7% 2.7% 3.9% 2.4% 2.4% 3.4% 5.6% 0.3% 0.4% 1.5% 3.1% 7.7% 8.8% 12.4% 11.5% 9.3% 8.8% 6.7% 6.7% 2003 2006 2014 LTM 6/30/2024 2003 2006 2014 LTM 6/30/2024 2003 2006 2014 LTM 6/30/2024 2003 2006 2014 LTM 6/30/2024 28.9% 28.4% 32.4% 28.6% Philip Morris USA Reynolds American Liggett 2.89% 3.65% 2.71% 3.92% 2.44% 2.36% 3.36% 5.57% 9.26% 8.81% 6.74% 6.65% 2003 2006 2014 LTM 6/30/24 2003 2006 2014 LTM 6/30/24 12.15% 12.47% 9.45% 10.57% 12.2% 12.5% 9.5% 10.6% Newport – Prominent Premium brand acquired by RAI in 2015 Brands acquired by ITG in 2015 Legacy brands Santa Fe tobacco – acquired by RAI in 2002 ITG Brands

U.S. Cigarette Industry Volume Change by Segment(1) 9 -10.6% -15.6% 7.7% -20% -15% -10% -5% 0% 5% 10% Premium Traditional Discount Deep Discount C ha ng e in V o lu m e 88.2% of Deep Discount Volume is Sold in Non-EDLP Outlets(2), (3) Source: Management Science Associates, Inc.’s ("MSAi") RIS Database for the 52 weeks ended June 30, 2024. The source for the database is reporting by tobacco distributors, who are constituents of the MSAi RIS database and represent approximately 95% of distributor shipments to retailers selling cigarettes in the United States. 1) For the 52 weeks ended June 30 2024. 2) The Deep Discount category currently includes brands whose national average retail price is approximately 50% lower than the average of the leading Premium cigarette brands. Montego, which represented 67% of Liggett’s volume for the 52 weeks ended December 31, 2023, is included in the Deep Discount category and all other Liggett brands are included in the Traditional Discount category. 3) Every Day Low Price (“EDLP”) stores are defined as retail stores participating in R. J. Reynolds Tobacco Company’s contractual trade program that requires such retail stores to price and sell a EDLP Brand to consumers, at equal to or less than the lowest price offered for any cigarette products sold in the store. Liggett’s unit sales volume was 33% in Traditional Discount and 67% in Deep Discount(2) U.S. Cigarette Industry unit sales volume was 14.7% in Traditional Discount and 15.5% in Deep Discount(2)

Liggett’s Volume is More Heavily Weighted in Non-EDLP Stores(1) 10 18.0% 82.0% EDLP Non-EDLP 53.1% 46.9% EDLP Non-EDLP Liggett Industry Source: MSAi’s RIS Database for the 52 Weeks Ended June 30, 2024. 1) EDLP stores are defined as retail stores participating in R. J. Reynolds Tobacco Company’s contractual trade program that requires such retail stores to price and sell an EDLP Brand to consumers, at equal to or less than the lowest price offered for any cigarette products sold in the store. (1) (1)(1) (1)

Wholesale List Price Increases - 2021 - 2024 11 Brands Liggett Select, Eve and Grand PrixPyramidEagle 20'sMontegoActionEffective Date Amount per pack 2021 $ 0.14$ 0.14$ 0.14$ -List Price increaseJanuary 25, 2021 0.140.140.14-List Price increaseJune 28, 2021 0.150.150.15-List Price increaseSeptember 27, 2021 2022 $ 0.15$ 0.15$ 0.15$ 0.10List Price increaseJanuary 31, 2022 0.160.160.16-List Price increaseApril 29, 2022 ---0.10Promotional spending reductionMay 1, 2022 0.160.160.160.16List Price increaseJuly 29, 2022 0.160.160.160.10List Price increase October 28, 2022 2023 $ 0.16$ 0.16$ 0.16$ 0.10List Price increaseJanuary 27, 2023 0.200.160.160.16List Price increaseApril 28, 2023 0.200.160.160.10List Price IncreaseAugust 25, 2023 2024 $ 0.30$ 0.17$ 0.17$ 0.14List Price increaseJanuary 26, 2024 0.300.17.0170.12List Price increaseApril 26, 2024

Average per Pack Price (Retail)–EDLP Stores(1) and Non-EDLP(1), (2) Stores 12 $9.22 $5.71 $8.32 $7.17 N/A $9.31 $6.80 $8.27 $6.87 $5.06 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 $10.00 Largest Premium Brand Prominent Discount Brand Relaunched In 2021 Pyramid Eagle 20's Montego (Largest Discount Brand) A ve ra g e P ac k P ric e EDLP Non-EDLP (1), (2) (1), (2) Source: Company estimates in Liggett's markets for the 13 weeks ended June 30, 2024. 1) EDLP stores are defined as retail stores participating in R. J. Reynolds Tobacco Company’s contractual trade program that requires such retail stores to price and sell an EDLP Brand to consumers, at equal to or less than the lowest price offered for any cigarette products sold in the store. 2) Company retail pricing estimates include State Excise Tax and, as such, average brand pricing estimates maybe impacted by the degree of geographic diversity in the retail store population sample.

Liggett’s Distribution is Value-Focused 13 44.4% 37.4% 7.1% 11.1% Convenience Stores Tobacco Outlets, Mass Merchandisers and Variety Stores Grocery Stores All Other 64.8% 13.7% 5.5% 16.0% Convenience Stores Tobacco Outlets, Mass Merchandisers and Variety Stores Grocery Stores All Other Liggett Industry Source: MSAi’s RIS Database for the 52 weeks ended June 30, 2024.

Analysis of Retail Volume – EDLP(1), (2) Stores and Non-EDLP(1), (2) Stores 14 59.7% 83.4% 50.2% 22.9% 9.8% 40.3% 16.6% 49.8% 77.1% 90.2% 0% 20% 40% 60% 80% 100% Largest Premium Brand Prominent Discount Brand Relaunched In 2021 Pyramid Eagle 20's Montego (Largest Discount Brand) % o f B ra nd V o lu m e EDLP Non-EDLP(1), (2) Source: MSAi's RIS Database for the 13 weeks ended June 30, 2024. 1) EDLP stores are defined as retail stores participating in R. J. Reynolds Tobacco Company’s contractual trade program that requires such retail stores to price and sell a EDLP Brand to consumers, at equal to or less than the lowest price offered for any cigarette products sold in the store. 2) Company retail pricing estimates include State Excise Tax and, as such, average brand pricing estimates maybe impacted by the degree of geographic diversity in the retail store population sample. (1), (2)

Tobacco Litigation and Regulatory Updates  Litigation — In 2013, Liggett reached a settlement with approximately 4,900 Engle progeny plaintiffs • Liggett is paying approximately $4.0 million annually until 2028 • As of June 30, 2024, six Engle progeny cases on behalf of nine plaintiffs remain pending — Liggett is also currently a defendant in approximately 97 non-Engle smoking-related individual cases; more cases continue to be filed, particularly in Massachusetts. — There are two purported class actions and a health care cost recovery action pending, but all are inactive  Regulatory — Since 1998, the MSA has restricted the advertising and marketing of tobacco products — Certain states and cities have passed legislation, among other things, banning the sale of menthol cigarettes • According to Moody’s February 2024 analysis, Liggett will be less impacted by a regulatory restriction or ban on menthol than its peers due to its lower exposure to the menthol category as a percentage of volume. — Family Smoking Prevention and Tobacco Control Act (2009) granted the FDA the authority to regulate (but not ban) tobacco products • On May 4, 2022, FDA published a proposed rule to prohibit menthol as a characterizing flavor in cigarettes. On April 26, 2024, FDA announced an indefinite delay in the publication of the final rule. • On June 21, 2022, the FDA indicated it plans to publish a proposed rule that establishes a tobacco product standard reducing the level of nicotine in cigarettes to non-addictive levels, which was scheduled to be proposed in April 2024 15

Real Estate Operations 16

Real Estate Overview  New Valley LLC owns interests in real estate ventures operating in different asset classes, including condominium and mixed-use developments, apartment buildings, hotels and commercial properties  New Valley has approximately $174 million(1) invested, as of June 30, 2024, in a broad portfolio of real estate ventures  On December 29, 2021, Vector completed the distribution to its stockholders of Douglas Elliman Inc. as a standalone public company. Douglas Elliman Inc. (NYSE: DOUG) owns the real estate brokerage, ancillary services operations and PropTech investment businesses formerly owned by Vector through New Valley. New Valley’s interest in numerous real estate properties and projects remain owned by Vector. 1) Net of cash returned. 17

Real Estate Summary(1) 1) For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 7 – “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Vector Group Ltd.’s Annual Report on Form 10-Q for the quarter ended June 30, 2024,. 2) Includes interest expense capitalized to real estate ventures of $13,014. 18 ($ Thousands) Net cash invested Cumulative earnings / (loss) (2) Carrying value(2) Projected construction end date Range of ownership Number of investments Real Estate Investments at Cost United States 5,800$ -$ 5,800$ N/A 1.0% 3 Condominium and Mixed Use Development (Minority interest owned) United States 121,069$ (27,361)$ 93,708$ 2023 - 2025 4.1% - 77.8% 17 Apartments (Minority interest owned) United States 12,870$ (6,585)$ 6,285$ N/A 1.5% - 50% 2 Hotels (Minority interest owned) United States (270)$ 275$ 5$ N/A 0.4% - 12.3% 2 International 6,048 (6,048) - N/A 49.0% 1 5,778$ (5,773)$ 5$ 3 Commercial and Other (Minority interest owned) United States 15,877$ 706$ 16,583$ N/A 1.6% - 49.0% 2 Total 161,394$ (39,013)$ 122,381$ 27 Summary Florida 37,718$ 9,848$ 47,566$ 12 Tennessee 27,366 4,341 31,707 1 New York City SMSA 48,877 (29,118) 19,759 8 North Carolina 7,500 910 8,410 1 Nevada 2,342 6,580 8,922 1 Alabama 11,600 (5,315) 6,285 1 California 19,943 (20,211) (268) 2 International 6,048 (6,048) - 1 161,394$ (39,013)$ 122,381$ 27 ($ in thousands)

Financial Data 19

Adjusted Historical Financial Data 1) Revenues include federal excise taxes of $435, $521. $486, and $468 respectively. 2) On December 29, 2021, Vector Group Ltd. completed the distribution of its real estate brokerage, services and PropTech investment business into a new stand-alone public company, Douglas Elliman Inc. (NYSE:DOUG), through a distribution of Douglas Elliman’s common stock to Vector Group Ltd. stockholders. The historical results of the real estate brokerage, services and PropTech investment business owned by Douglas Elliman Inc. are excluded from revenues and are now reflected as income from discontinued operations, net of income taxes, in Vector Group Ltd.’s Consolidated Statements of Operations. 3) Vector’s net income for the periods presented was $219.5 , $158.7, $183.5, and $199.7, respectively. Adjusted EBITDA are a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 to the Company’s Current Reports on Form 8-K, filed on March 1, 2022 and August 12, 2024, respectively, for a reconciliation of Non- GAAP financial measures to GAAP. Please also refer to the table on Page 23 for a reconciliation of net income to Adjusted EBITDA. 4) Adjusted EBITDA has been computed using a reconciliation of GAAP to non-GAAP financial information on a continuing operations basis. The reconciliation is located on Page 23. Because Douglas Elliman Inc.’s results are reflected within discontinued operations, they are excluded from the financial information provided above. 20 $759 Revenue(1), (2) ($ in millions) $18 $16 $- $- $1,202 $1,425 $1,424 $1,421 $1,220 $1,441 $1,424 $1,421 2021 2022 2023 LTM 6/30/2024 Adjusted EBITDA(3), (4) ($ in millions) ($19) ($7) ($8) ($8) $4 $8 $0 $… $364 $351 $371 $385 $350 $352 $363 $377 2021 2022 2023 Corporate & Other Real Estate Tobacco LTM 6/30/2024

Summary 21

Vector Group  Vector Group Ltd., a holding company owning Tobacco and Real Estate businesses, and holding consolidated cash, investment securities and long-term investments of $579 million(1) as of June 30, 2024 ($430 million, excluding cash at Liggett)  Vector’s CEO, COO, CFO and General Counsel have an average tenure of 30 years with the Company and, along with directors, beneficially own approximately 7% of Vector’s common stock Tobacco segment  Liggett is the fourth-largest U.S. cigarette manufacturer with 5.6% wholesale market share and 5.8% retail market share for the last twelve months ended June 30, 2024  Liggett was the only major U.S. cigarette manufacturer to increase both market share and unit volumes when comparing unit sales for the year December 31, 2013 to unit sales for the year ended December 31, 2023  $384.7 million(2) of Tobacco Adjusted EBITDA for the twelve months ended June 30, 2024 Real Estate segment  New Valley owns a diversified portfolio of non-consolidated real estate investments carried at $122 million as of June 30, 2024.  New Valley’s portfolio of real estate ventures in various markets throughout the U.S., including New York City, Miami, Los Angeles, Las Vegas and Nashville Summary 1) At June 30, 2024, the total amount of $579 million includes cash at Liggett of $149 million. 2) Vector's operating income from the tobacco segment was $346.7 million for the year ended December 31, 2023 and $378.9 million for the twelve months ended June 30, 2024. Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Exhibit 99.1 to the Company’s Current Reports on Form 8- K, filed March 1, 2022 and August 1, 2024. Please also refer to the table on Page 23 for a reconciliation of net income to Adjusted EBITDA. 22

Adjusted EBITDA Reconciliation Source: Company filings. 1) Represents income recognized from changes in the fair value of the derivatives embedded in the Company’s convertible debt. 2) Represents equity in earnings recognized from investments that the Company accounts for under the equity method. 3) Represents equity in (earnings) losses recognized from the Company’s investment in certain real estate businesses that are not consolidated in its financial results. 4) Represents amortization of stock-based compensation. 5) Represents accruals for litigation in the tobacco segment.. 6) Represents the tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement. 7) Transaction expenses include expenses incurred in connection with the Company’s spin-off of Douglas Elliman Inc. into a standalone, public company, which occurred on December 29, 2021. 8) Some numbers may not add due to rounding 23 ($ Millions) ($ Millions) 2021 2022 2023 6/30/2024 6/30/2023 LTM 6/30/2024 Net income attributed to Vector Group Ltd. 219.5$ 158.7$ 183.5$ 89.0$ 72.8$ 199.7$ Net (income) loss attributed to Vector Group Ltd. from discontinued operations (72.1) - - - - - Interest Expense 112.7 110.7 108.6 54.0 54.6 108.1 Tax Expense 62.8 61.9 64.9 34.1 28.6 70.4 Net loss attributed to non-controlling interest (0.2) - - - - - Depreciation and Amortization 7.8 7.2 7.0 3.3 3.4 6.8 EBITDA 330.5$ 338.5$ 364.0$ 180.4$ 159.4$ 385.0$ Change in Fair Value of Derivatives Embedded Within Convertible Debt (1) - - - - - - Equity in (Earnings) Loss from Investments(2) (2.7) 5.0 (1.3) (1.5) (0.8) (2.0) Equity in (Earnings) Losses from Real Estate Ventures(3) (10.3) 5.9 (2.2) 11.9 (1.1) 10.8 Loss (gain) on extinguishment of debt 21.4 (0.4) 0.5 - 0.2 0.4 Stock-Based compensation expense (4) 14.8 7.8 10.1 7.1 4.8 12.5 Litigation settlement and judgment expense (5) 0.2 0.2 18.8 0.3 18.4 0.7 (6) (2.7) (2.1) (0.7) (0.2) (0.3) (0.6) 10.5 - - - - - Net gains on sales of assets (0.9) - - - - - Other, net (10.7) (2.7) (26.0) (12.0) (8.4) (29.8) Adjusted EBITDA Attributed to Vector 350.1$ 352.2$ 363.2$ 186.0$ 172.2$ 377.0$ Operating Income (Loss) by Segment Tobacco 360.3$ 347.0$ 346.7$ 185.9$ 153.7$ 378.9$ Real Estate 4.1 8.0 0.3 (0.1) 0.2 - Corporate & Other (43.9) (16.0) (19.0) (10.3) (8.0) (21.2) Operating Income 320.4$ 339.0$ 328.0$ 175.6$ 145.9$ 357.7$ Adjusted EBITDA Attributed to Vector by Segment Tobacco 364.4$ 351.1$ 370.6$ 188.8$ 174.7$ 384.7$ Real Estate 4.3 8.1 0.3 (0.1) 0.2 - Corporate & Other (18.6) (7.0) (7.7) (2.7) (2.7) (7.7) Adjusted EBITDA Attributed to Vector 350.1$ 352.2$ 363.2$ 186.0$ 172.2$ 377.0$